UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:  May 31, 2011

INTEGRATED FREIGHT CORPORATION
 (Exact name of registrant as specified in its charter)

Florida	000-14273	84-0868815
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 200, 6371 Business Boulevard, Sarasota, Florida 34240
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 941-907-8372

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

As of May 31, 2011, we approved the issue of 1,591,000 shares of our common stock, as follows:

Purpose	Number of shares
To adjust shares issued to reflect issuance of shares at lower prices -	650,000
Equity inducement to enter into loan transactions -	616,000
Exercise of common stock purchase warrants at $0.10 per share -	325,000

We have relied on the exemption from registration provided in Section 4(2) of the Securities Act of 1933, in that the offer and sale of the shares did not involve a public offering.  We had a preexisting relationship with each purchaser as an existing investor in our common stock or as an existing lender.  We did not pay any commissions or other compensation in connection with the issue of these shares, and no broker was involved in the transactions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED FREIGHT CORPORATION

/s/ Paul A. Henley
Paul A. Henley
Chief Executive Officer

June 14, 2011